UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

August 14, 2018

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 800

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On August 14, 2018, Quality Systems, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders elected to the Company’s Board of Directors (the “Board”), effective immediately, the slate of nominees recommended by the Board and set forth in the Company’s proxy statement for the Annual Meeting.

Adoption of Director Compensation Program

On August 14, 2018, the Company’s Board approved the Company’s fiscal year 2019 Director Compensation Program, effective immediately.  This program was approved upon the recommendation of the Company’s Compensation Committee.  A description of the 2019 Director Compensation Program is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 14, 2018, the Company held the Annual Meeting. As of June 18, 2018, the record date for the Annual Meeting, 64,185,586 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 60,295,777 shares of common stock were present in person or represented by proxy.  The Company’s shareholders were asked to consider and vote on the following three proposals:

1)	To elect nine persons to serve as directors of the Company;
2)	To conduct an advisory vote to approve the compensation of the Company’s named executive officers (i.e., “Say-on-Pay”); and
3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

The results of the shareholder votes are set forth below.

Proposal 1 – Election of Directors

The Company’s shareholders elected the following nominees to serve as directors of the Company for one year terms expiring at the Company’s 2019 Annual Meeting of Shareholders: Craig A. Barbarosh, George H. Bristol, Rusty Frantz, Julie D. Klapstein, James C. Malone, Jeffrey H. Margolis, Morris Panner, Sheldon Razin and Lance E. Rosenzweig. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	49,121,574	2,034,206
George H. Bristol	49,134,338	2,021,442
Rusty Frantz	50,586,357	569,423
Julie D. Klapstein	50,659,667	496,113
James C. Malone	50,640,406	515,374
Jeffrey H. Margolis	50,642,016	513,764
Morris Panner	48,427,872	2,727,908
Sheldon Razin	50,663,633	492,147
Lance E. Rosenzweig	50,657,634	498,146

There were 9,139,997 broker non-votes for Proposal No. 1.

Proposal 2 – Say-on-Pay

The Company’s shareholders approved a resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., “Say-on-Pay”):

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Advisory vote approving the compensation of the Company’s named executive officers	50,709,301	411,903	34,576	9,139,997

Proposal 3 – Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending March 31, 2019 by the votes indicated below:

Proposal No. 3	For	Against	Abstain
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2019	59,428,834	835,260	31,683

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Description of 2019 Director Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2018	QUALITY SYSTEMS, INC.

	By:	/s/ James R. Arnold
James R. Arnold
Chief Financial Officer